Exhibit 10.3(ae)

AMENDMENT NO. 2
DATED AS OF DECEMBER 4, 2015
TO THE
V2500 GENERAL TERMS OF SALE AGREEMENT
BY AND BETWEEN
IAE INTERNATIONAL AERO ENGINES AG
AND
JETBLUE AIRWAYS CORPORATION
DATED AS OF MAY 4, 1999

This document contains proprietary information of IAE International Aero Engines AG (“IAE”). IAE offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE’s written consent may result in criminal and/or civil liability.

This document contains no technical data subject to the EAR or ITAR.

This Amendment No. 2, dated as of December 4, 2015 (this “Amendment No. 2”), amends the V2500 General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended and supplemented from time to time, such contract being hereinafter referred to as the “GTA”).
Unless expressly stated to the contrary, definitions and terms used in this Amendment No. 2 shall have the same meaning given to them in the GTA.
WHEREAS:

A.
JetBlue and IAE entered into the original GTA on May 4, 1999 and all subsequent Side Letters and Amendments for the purpose of supplying A320 Aircraft powered by V2527-A5 engines and A321 Aircraft powered by V2533-A5 engines; and

B.	JetBlue and IAE agreed to purchase, at a minimum, a spare engine ratio of [***] in accordance with the GTA and in Side Letters: 2, 13, 17 and 24.
NOW, THEREFORE, in consideration of the mutual benefits and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	GTA, Section 2.2.3, Agreement to Purchase, the language below is hereby deleted from Section 2.2.3, of the GTA in its entirety:
“and to maintain a minimum direct ratio (rounded up when the required number of option spare Engines reaches a fractional value) of delivered new option spare Engines to delivered new option installed V2500 Engines of [***] for the V2523-A5, V25-27-A5 and V2533-A5 powered Option Aircraft”

2.	Side Letter 2, Section 2, the language below is hereby deleted from Section 2 of Side Letter 2 in its entirety:
“provided that New Air commits to acquire and continues to operate and maintain with respect to its Aircraft a minimum of [***] ratio of spare Engines to installed Engines in each thrust category”

3.	Side Letter 13, Section 5, the language below is hereby deleted from Section 5 of Side Letter 13 in its entirety:
“and agrees to otherwise purchase, operate and maintain a minimum ratio of new spare engines to installed V2500-A5 engines on the Incremental Aircraft of no less than [***] with respect to each Engine thrust level per Aircraft model (or such ratio is maintained with respect to all engines at the applicable or higher thrust level for A319-100, A320-200 or A321-200 aircraft)”
___________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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4.	Side Letter 17, Section 5, the language below is hereby deleted from Section 5 of Side Letter 17 in its entirety.
“and agrees to otherwise purchase, operate and maintain a minimum ratio of new spare engines to new installed V2500-A5 engines on the 2004 Incremental Aircraft of no less than [***] with respect to each Engine thrust level per Aircraft model (or such ratio as maintained with respect to all engines as the applicable or higher thrust level for A319-100, A320-200 or A321-200 aircraft)”

5.	Side Letter 24, Section 6 is hereby deleted in its entirety.
The terms and provisions and attachments contained in this Amendment No. 2 constitute the entire agreement between the Parties with respect to the matters herein described, and supersede all prior understandings and agreements of the Parties with respect thereto. No amendment or modification of this Amendment No. 2 shall be binding upon either Party unless set forth in a written instrument executed by both Parties.
This Amendment No. 2 contains matters of a confidential and proprietary nature and is delivered on the express condition that its terms shall not be disclosed to any third party or reproduced in whole or in part for anyone other than the Parties hereto without the other Party’s prior written consent.
The Parties hereby agree and acknowledge that there has been full and adequate consideration for the mutual promises contained herein. The terms and conditions of the GTA are incorporated herein by reference. Except as expressly amended hereby, all other terms and conditions of the GTA shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.
This Amendment No. 2 may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same instrument.
Upon acceptance by IAE, as evidenced by execution of the signature block below, this document will become an enforceable amendment to the GTA and shall be deemed executed in the jurisdiction in which it was signed by IAE. After acceptance by IAE, IAE will return one (1) fully executed duplicate original Amendment No. 2 to JetBlue. The Parties agree that facsimile signatures shall be deemed to be of the same force and effect as an original executed document. If executed by facsimile, the Parties agree to provide original signature pages upon request.

___________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary – Subject to the Restrictions on the Front Page
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[Signatures to follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to be executed in duplicate as of the date last written below.
JETBLUE AIRWAYS CORPORATION
By: /s/ Mark D. Powers
Typed Name: Mark D. Powers
Title: Chief Financial Officer
Date: December 7, 2015
IAE INTERNATIONAL AERO ENGINES AG
By: /s/ Paul K. Guineyth
Typed Name: Paul K. Guineyth
Title: Chief Financial Officer
Date: 12/14/2015

IAE Proprietary – Subject to the Restrictions on the Front Page
This document contains no technical data subject to the EAR or ITAR.    Page 5